UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2023

RPT Realty
 (Exact Name of registrant as specified in its charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 W 44th Street, Suite 1002
New York, New York 10036
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 221-1261

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT	New York Stock Exchange
7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.
On August 28, 2023, RPT Realty, a Maryland real estate investment trust (“RPT” or the “Company”) and RPT Realty, L.P., a Delaware limited partnership (“RPT OP”, and together with RPT, the “RPT Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kimco Realty Corporation, a Maryland corporation (“Kimco”), Kimco Realty OP, LLC, a Delaware limited liability company and wholly owned subsidiary of Kimco (“Kimco OP”), Tarpon Acquisition Sub, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Kimco (“Merger Sub”), Tarpon OP Acquisition Sub, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Kimco OP (“OP Merger Sub” and, together with Kimco, Kimco OP and Merger Sub, the “Kimco Parties”).
The Merger Agreement provides that, among other things, and on the terms and subject to the conditions set forth therein, (i) RPT will be merged with and into Merger Sub, with Merger Sub continuing as the surviving entity (the “Company Merger”), (ii) immediately following the Company Merger, Kimco will contribute to Kimco OP all of the membership interests of Merger Sub and (iii) immediately prior to the Company Merger, OP Merger Sub will be merged with and into RPT OP, with RPT OP continuing as the surviving entity and as a subsidiary of Kimco OP (the “Partnership Merger” and, together with the Company Merger, the “Mergers”).
At the effective time of the Company Merger (the “Company Merger Effective Time”), (i) each common share of beneficial interest, par value $0.01 per share, of RPT (the “Company Common Shares”) (other than certain shares as set forth in the Merger Agreement) issued and outstanding immediately prior to the Company Merger Effective Time will be cancelled and automatically converted into the right to receive 0.6049 shares (the “Exchange Ratio”) of common stock, par value $0.01, of Kimco (“Kimco Common Stock”) (the “Common Share Merger Consideration”), without interest, together with cash in lieu of fractional shares of Common Stock (the “Fractional Share Consideration”) and (ii) each share of 7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest, par value $0.01 per share, of RPT (other than certain shares as set forth in the Merger Agreement) issued and outstanding immediately prior to the Company Merger Effective Time will be cancelled and automatically converted into the right to receive one one-thousandth of a share of a newly created series of preferred stock, par value $1.00 per share, of Kimco (or depositary shares in respect thereof) having the rights, preferences and privileges substantially as set forth in the Merger Agreement, in each case, without interest, and subject to any withholding required under applicable law, upon the terms and subject to the conditions set forth in the Merger Agreement.
The Company Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).
At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (i) the general partner interests in RPT OP and each limited partnership interest of RPT OP (“RPT OP Units”), in each case, that are held by RPT as of immediately prior to the Partnership Merger Effective Time will remain outstanding at and following the Partnership Merger Effective Time, (ii) each Series D Preferred Unit, as defined in the RPT OP partnership agreement, held by RPT as of immediately prior to the Partnership Merger Effective Time will be cancelled and will cease to exist, and no consideration will be delivered in exchange therefor and (iii) each RPT OP Unit (other than any RPT OP Units held by RPT) that is issued and outstanding immediately prior to the Partnership Merger Effective Time will automatically be converted into new validly issued common limited partnership interests in Kimco OP in an amount equal to the Exchange Ratio and each holder of such new common limited partnership interests in Kimco OP will be admitted as a limited partner of Kimco OP in accordance with the terms of Kimco OP’s partnership agreement.
RPT’s board of trustees and Kimco’s board of directors and have each unanimously approved the Merger Agreement.  RPT’s board of trustees has unanimously resolved to recommend that the RPT shareholders approve the Company Merger.

As of immediately prior to the Company Merger Effective Time, each restricted award of Company Common Shares (a “Company Restricted Share Award”) that is issued and outstanding as of immediately prior to the Company Merger Effective Time will automatically  become fully vested and all restrictions with respect thereto will lapse as of immediately prior to the Company Merger Effective Time and each such Company Common Share subject thereto will be cancelled and retired and automatically converted into the right to receive (upon the proper surrender of the applicable certificate or, in the case of a book-entry share, the proper surrender of such book-entry share), as of the Company Merger Effective Time, the sum of (x) the Common Share Merger Consideration, plus (y) the Fractional Share Consideration, if any, and the holder of each Company Restricted Share Award that vests in accordance with Section 3.1(c)(i) of the Merger Agreement will be entitled to receive a cash amount equal to the value, as of immediately prior to the Company Merger Time, of the dividend equivalent with respect to such Company Common Shares to the extent unpaid as of the Company Merger Effective Time, if any, subject to the requirements and contingencies specified therein.
At the Company Merger Effective Time, each Company award of restricted share units (a “Company RSU Award”) and each Company award of phantom shares (a “Company Phantom Share Award”), whether or not vested, will be cancelled and converted into the right to receive (x) a number of shares of Kimco Common Stock equal to the product of the number of Company Common Shares issuable pursuant to such Company RSU Award or Company Phantom Share Award multiplied by the Exchange Ratio, plus (y) the Fractional Share Consideration, if any, plus (z) a cash amount equal to the value, as of immediately prior to the Company Merger Effective Time, of the dividend equivalent with respect to such Company RSU Award or Company Phantom Share Award to the extent unpaid as of the Company Merger Effective Time, if any. The number of Company Common Shares subject to each such Company RSU Award will be determined based on (1) if performance for the performance period has been certified prior to the Company Merger Effective Time, actual performance (which performance level shall be certified by the compensation and human capital committee of the board of trustees of RPT (following consultation with Kimco) in the ordinary course of business consistent with past practice prior to the Company Merger Effective Time) and (2) if performance for the performance period has not been certified prior to the Company Merger Effective Time, the maximum performance level specified in the applicable equity incentive plan of RPT or applicable award agreement; provided, that the number of Company Common Shares subject to each Company RSU Award granted in 2018 shall be determined based on the target performance level specified in the applicable Company Equity Incentive Plan or applicable award agreement.
The completion of the Mergers is subject to satisfaction or waiver of certain conditions, including (i) the approval of the Company Merger by the holders of two-thirds of all the votes entitled to be cast by the holders of the Company Common Shares, (ii) the effectiveness of the registration statement on Form S-4 to be filed by Kimco pursuant to which shares of Kimco Common Stock and Kimco’s preferred stock (or depositary shares in respect thereof) to be issued in connection with the Mergers are registered with the Securities and Exchange Commission (the “SEC”), (iii) the authorization for listing of Kimco Common Stock and Kimco’s preferred stock (or depositary shares in respect thereof) to be issued in connection with the Mergers on the New York Stock Exchange, (iv) the absence of any judgment, order or decree issued by any governmental authority of competent jurisdiction prohibiting the consummation of the Mergers or any law that makes illegal the consummation of the Mergers, (v) accuracy of each party’s representations and warranties, subject in most cases to materiality or material adverse effect qualifications, (vi) material compliance with each party’s covenants, (vii) the absence of a material adverse effect on either party, and (viii) the receipt by each of RPT and Kimco of an opinion to the effect that the Company Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and of an opinion as to the qualification of RPT and Kimco, respectively, as a real estate investment trust (“REIT”) under the Code.
The Merger Agreement contains customary representations and warranties by each party.  Additionally, the Merger Agreement provides for customary pre-closing covenants of RPT and Kimco, including, subject to certain exceptions, covenants relating to conducting their respective business in the ordinary course consistent with past practice, maintaining REIT status and refraining from taking certain actions without the other party’s consent.
The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Company Merger Effective Time, RPT will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions.
The Merger Agreement also provides that the RPT Parties will use commercially reasonable efforts and in good faith cooperate with the Kimco Parties to identify and sell certain properties of RPT prior to December 31, 2023, subject to terms and conditions set forth in the Merger Agreement.

The Merger Agreement contains certain termination rights for RPT and Kimco. The Merger Agreement can be terminated by mutual written consent, or by either party if (i) the Mergers have not been consummated on or before May 28, 2024, (ii) any governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining or otherwise prohibiting the Mergers, and such order or other action has become final and non-appealable, (iii) the required RPT shareholder approval is not obtained at the RPT shareholder meeting or at any adjournment or postponement thereof at which a vote on the approval was taken or (iv) if the other party has breached its representations, warranties or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period. In addition, Kimco may terminate the Merger Agreement if RPT’s board of trustees changes its recommendation to RPT shareholders with respect to the Company Merger, or upon a material violation by RPT of its obligations not to solicit alternative transaction proposals. RPT may terminate the Merger Agreement in order to enter into a definitive agreement with respect to a superior proposal (subject to compliance with certain terms and conditions included in the Merger Agreement).
If (i) the Merger Agreement is terminated because RPT’s board of trustees changes its recommendation to RPT shareholders with respect to the Company Merger or because RPT materially violated its obligations not to solicit alternative transaction proposals, (ii) RPT terminates the Merger Agreement to enter into a definitive agreement with respect to a superior proposal or (iii) RPT consummates or enters into an agreement for an alternative transaction within twelve months following termination under certain circumstances, RPT must pay a termination fee of the lesser of $33,642,370 or the maximum amount that could be paid to Kimco without causing it to fail to meet the REIT requirements for such year.  Any unpaid amount of the termination fee payable by RPT will be escrowed and paid out over a five-year period.
The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.
The Merger Agreement has been included to provide investors with information regarding its terms.  It is not intended to provide any other factual information about the Kimco Parties, the RPT Parties or their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in RPT’s, Kimco’s or Kimco OP’s public disclosures.
Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On August 27, 2023, RPT’s board of trustees approved an amendment (the “Fourth Amendment”) to RPT’s Amended and Restated Bylaws, as amended, to explicitly provide that the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for state law claims for (a) any Internal Corporate Claim, as such term is defined in the Maryland General Corporation Law (the “MGCL”), or any successor provision thereof, (b) any derivative action or proceeding brought on behalf of RPT, other than actions arising under federal securities laws, (c) any action asserting a claim of breach of any duty owed by any trustee or officer or other employee of RPT to RPT or to the shareholders of RPT or any standard of conduct applicable to the trustees or RPT, (d) any action asserting a claim against RPT or any trustee or officer or other employee of RPT arising pursuant to any provision of the Maryland REIT Law, the MGCL, RPT’s charter or bylaws, or (e) any other action asserting a claim against RPT or any trustee or officer or other employee of RPT that is governed by the internal affairs doctrine. The Fourth Amendment also provides that the federal district courts of the United States of America will, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The foregoing description of the Fourth Amendment is not complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01	Other Events
On August 28, 2023, RPT and Kimco issued a joint press release announcing the entry into the Merger Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
On August 28, 2023, in connection with the announcement of the Merger Agreement, the companies intend to hold a joint conference call available to investors and the public.  Details for accessing the conference call can be found in the press release attached as Exhibit 99.1 hereto.  A presentation for reference during such call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended.  RPT intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe RPT’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “commit,” “anticipate,” “estimate,” “project,” “will,” “target,” “plan”, “forecast” or similar expressions.  Forward-looking statements regarding Kimco and RPT, include, but are not limited to, statements related to the anticipated acquisition of RPT by Kimco and the anticipated timing and benefits thereof and other statements that are not historical facts.  These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which, in some cases, are beyond RPT’s and Kimco’s control and could materially affect actual results, performances or achievements.  Factors which may cause actual results to differ materially from current expectations include, but are not limited to, risks and uncertainties associated with: RPT’s and Kimco’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary RPT shareholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of RPT and Kimco management from ongoing business operations; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the ability to successfully integrate the operations of RPT and Kimco following the closing of the transaction and the risk that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of RPT’s common shares or Kimco’s common stock or on each company’s respective relationships with tenants, employees and third-parties; the ability to attract, retain and motivate key personnel; the possibility that, if Kimco does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Kimco’s common stock could decline; general adverse economic and local real estate conditions; the impact of competition, including the availability of suitable acquisition, disposition, development and redevelopment opportunities; adverse changes in the financial condition of joint venture partner(s) or major tenants, including as a result of bankruptcy, insolvency or a general downturn in their business; the potential impact of e-commerce and other changes in consumer buying practices, and changing trends in the retail industry and perceptions by retailers or shoppers, including safety and convenience; disruptions and increases in operating costs due to inflation and supply chain issues; risks associated with the development of properties; changes in governmental laws and regulations, including, but not limited to changes in data privacy, environmental (including climate change), safety and health laws; impairment charges; criminal cybersecurity attacks disruption, data loss or other security incidents and breaches; impact of natural disasters and weather and climate-related events; pandemics or other health crises, such as COVID-19; financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms or at all; the level and volatility of interest rates; changes in dividend rates or the ability to pay dividends at current levels; RPT’s and Kimco’s ability to continue to maintain their respective status as a REIT for United States federal income tax purposes and potential risks and uncertainties in connection with their respective UPREIT structure; and the other risks and uncertainties affecting RPT and Kimco, including those described from time to time under the caption “Risk Factors” and elsewhere in RPT’s and Kimco’s SEC filings and reports, including RPT’s Annual Report on Form 10-K for the year ended December 31, 2022, Kimco’s Annual Report on Form 10-K for the year ended December 31, 2022, and future filings and reports by either company.  Moreover, other risks and uncertainties of which RPT or Kimco are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated.  The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by RPT or Kimco on their respective websites or otherwise.  Neither RPT nor Kimco undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Kimco will file with the SEC a registration statement on Form S-4 to register the shares of Kimco common stock to be issued in connection with the proposed transaction.  The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of RPT seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RPT, KIMCO AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from RPT at its website, www.rptrealty.com or from Kimco at its website, www.kimcorealty.com.  Documents filed with the SEC by RPT will be available free of charge by accessing RPT’s website at  www.rptrealty.com under the heading Investors or, alternatively, by directing a request to RPT at invest@rptrealty.com or 19 West 44th Street, Suite 1002, New York, NY 10036, telephone: (212) 221-7139, and documents filed with the SEC by Kimco will be available free of charge by accessing Kimco’s website at kimcorealty.com under the heading Investors or, alternatively, by directing a request to Kimco at ir@kimcorealty.com or 500 North Broadway, Suite 201, Jericho, NY 11753, telephone: (516) 869-9000.

Participants in the Solicitation

RPT and Kimco and certain of their respective trustees, directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of RPT in respect of the proposed transaction under the rules of the SEC. Information about RPT’s trustees and executive officers is available in RPT’s proxy statement dated March 16, 2023 for its 2023 Annual Meeting of Shareholders. Information about Kimco’s directors and executive officers is available in Kimco’s proxy statement dated March 15, 2023 for its 2023 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from RPT or Kimco using the sources indicated above.

No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 28, 2023, by and among Kimco Realty Corporation, Kimco Realty OP, LLC, Tarpon Acquisition Sub, LLC, Tarpon OP Acquisition Sub, LLC, RPT Realty and RPT Realty, L.P.*

3.1	Fourth Amendment to the Amended and Restated Bylaws of RPT Realty, dated August 27, 2023.

99.1	Joint Press Release, dated August 28, 2023.
99.2	Investor Presentation, dated August 28, 2023.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. RPT agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2023	RPT REALTY

/s/ Michael P. Fitzmaurice
Michael P. Fitzmaurice
Executive Vice President and Chief Financial Officer